UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
September 23, 2009

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98204 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairments.

On September 23, 2009, Frontier Financial Corporation (“Frontier”) determined that, based on management’s internal review, it expects to record an additional provision for loan losses of $140.0 million and loan charge-offs of $100.00 million in the third quarter of 2009. These adjustments were included in the pro forma financial information included in the Joint Proxy Statement/Prospectus for Frontier’s proposed merger with SP Acquisition Holdings, Inc. (SPAH), which was mailed to Frontier’s shareholders on or about September 24, 2009. In addition, the unaudited pro forma condensed financial information in the Joint Proxy Statement/Prospectus is presented based on the acquisition method of accounting under SFAS 141(R), which SPAH has adopted. As required under the acquisition method of accounting, the assets and liabilities of Frontier acquired by SPAH in the merger, including Frontier’s loan portfolio, are recorded as of the completion of the merger, primarily at their respective fair values, and financial statements and reported results of operations of SPAH issued after completion of the merger will reflect these values. Based on preliminary estimates, which will be finalized as of the acquisition date, the fair value of Frontier’s loan portfolio as of June 30, 2009, will be reduced by a total net adjustment of $201.3 million as of the acquisition date, which takes into account the additional $140.0 million provision for loan losses and $100.0 million of loan charge-offs being recorded by Frontier in the third quarter of 2009.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements describe management’s expectations regarding future events and developments such as the fair market value of Frontier’s investment portfolio. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The words “should,” “anticipate,” “expect,” “will,” “believe,” and words of similar meaning are intended, in part, to help identify forward-looking statements. Future events are difficult to predict, and the expectations described above are subject to risks and uncertainties that may cause actual results to differ materially. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. In addition to discussions about risks and uncertainties set forth from time to time in the Company’s filings with the Securities and Exchange Commission, factors that may cause actual results to differ materially from those contemplated in these forward-looking statements include, among others: (1) the extent and duration of continued economic and market disruptions and governmental actions to address these disruptions; (2) the risk of new and changing legislation, regulation and/or regulatory actions; (3) pending litigation; (4) local and national general and economic conditions; (5) changes in interest rates; (6) reductions in loan demand or deposit levels; and (7) changes in loan collectibility, collateral values, defaults and charge-off rates. Frontier Financial Corporation does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made. Any such statements are made in reliance on the safe harbor protections provided under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)

September 28, 2009	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chief Executive Officer

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